UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 14, 2023
__________________________________________
Cimpress plc
(Exact Name of Registrant as Specified in Its Charter)
__________________________________________

Ireland	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor Building 3,	Finnabair Business and Technology Park
A91 XR61
Dundalk, Co. Louth
Ireland
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: +353 42 938 8500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Ordinary Shares, nominal value per share of €0.01	CMPR	NASDAQ	Global Select Market

Item 5.07.  Submission of Matters to a Vote of Security Holders

Cimpress plc held an Annual General Meeting of Shareholders on December 14, 2023. There were 26,582,811 ordinary shares, nominal value per share of €0.01, issued, outstanding, and eligible to vote at the record date of October 12, 2023. The voting results for each proposal are as follows:

Proposal	Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
1. Reappoint Sophie S. Gasperment to our Board of Directors	17,739,252	4,485,255	8,243	3,042,053
2. Approve executive compensation (non-binding)	19,107,904	3,117,808	7,038	3,042,053
3. Renew authority of Board of Directors to issue authorized but unissued ordinary shares	25,029,281	232,612	12,906	0
4. Renew authority of Board of Directors to opt out of statutory preemption rights	24,962,250	294,880	17,671	0
5. Reappoint PricewaterhouseCoopers Ireland	25,222,487	40,506	11,809	0
6. Authorize Board of Directors or Audit Committee to determine remuneration of PricewaterhouseCoopers Ireland	25,259,873	6,948	7,982	0
7. Frequency of executive compensation votes (non-binding): •Every 1 year: 21,628,680 •Every 2 years: 6,856 •Every 3 years: 593,237			3,978	3,042,053

At the Annual General Meeting, our shareholders took the following actions on the proposals:

(1) Our shareholders reappointed Sophie A. Gasperment to our Board of Directors to serve for a term of three years ending at the conclusion of our annual general meeting of shareholders in 2026.

(2) Our shareholders approved our non-binding "say on pay" proposal regarding the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables, and accompanying narrative disclosures in our definitive proxy statement dated October 26, 2023.

(3) Our shareholders renewed the authority of our Board of Directors, until June 14, 2025, to issue authorized but unissued ordinary shares of Cimpress plc up to a maximum of 20% of our issued share capital.

(4) Our shareholders renewed the authority of our Board of Directors, until June 14, 2025, to opt out of statutory preemption rights under Irish law with respect to the issuance of ordinary shares for cash, up to a maximum of 20% of our issued share capital.

(5) Our shareholders reappointed PricewaterhouseCoopers Ireland as our statutory auditor under Irish law to hold office until the conclusion of our annual general meeting of shareholders in 2024.

(6) Our shareholders authorized our Board of Directors or Audit Committee to determine the remuneration of PricewaterhouseCoopers Ireland in its capacity as our statutory auditor under Irish law.

(7) For our non-binding "say on frequency" proposal, a majority of votes were cast in favor of holding future advisory votes on executive compensation every year.

Because a majority of votes were cast in favor of holding advisory votes on our executive compensation program every year, we will include a non-binding, advisory "say on pay" vote regarding the compensation of our named executive officers annually at our annual general meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 19, 2023	Cimpress plc

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer